Other liabilities (Q1)	3 Months Ended	12 Months Ended
	Mar. 31, 2020	Dec. 31, 2019
Other liabilities [Abstract]
Other liabilities
Note 12 – Other liabilities

As of March 31, 2020 and December 31, 2019, other liabilities consisted of $0.2 million related to a reserve for a potential customer dispute settlement and $0.5 million as a prepayment for the issuance of common stock.

Note 12 – Other liabilities

Other liabilities consist of the following:

Dollars in thousands	December 31, 2019	December 31, 2018
Cash advance	$-	$1,899
Investor prepayment	500	-
Deferred rent	-	15
Total other liabilities	$500	$1,914

During fiscal year 2018, the Company received net cash advances totaling $1.9 million from a third-party lender, that were secured by customer payments on future sales and receivables.  At December 31, 2019, the Company held $0.5 million as a prepayment for the issuance of common stock in 2020.